Exhibit 99.2
                                 ------------
              CSC Computational Materials dated August 19, 2005.

                                                                  Exhibit 99.2


[LOGO OMITTED] Countrywide(R)                      Computational Materials for
-----------------------------          CWHEQ Revolving Home Equity Loan Trust,
SECURITIES CORPORATION                                           Series 2005-E
A Countrywide Capital Markets Company
------------------------------------------------------------------------------




                              ABS New Transaction

                            Computational Materials
                            -----------------------

                                $2,000,000,000
                                 (Approximate)


                                  CWHEQ, Inc.
                                   Depositor


                    CWHEQ REVOLVING HOME EQUITY LOAN TRUST,
                                 Series 2005-E


                    Revolving Home Equity Loan Asset Backed
                             Notes, Series 2005-E



                          [LOGO OMITTED] Countrywide
                                  HOME LOANS
                          Sponsor and Master Servicer

[LOGO OMITTED] Countrywide(R)                      Computational Materials for
-----------------------------          CWHEQ Revolving Home Equity Loan Trust,
SECURITIES CORPORATION                                           Series 2005-E
A Countrywide Capital Markets Company
------------------------------------------------------------------------------

The attached tables and other statistical pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. The information herein regarding the mortgage loans is preliminary, and will be superseded by the applicable prospectus supplement, any related supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a statistical pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this statistical pool may be deleted from the final pool of Mortgage Loans delivered to the Trust on the Closing Date. This statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the statistical pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] Countrywide(R)                      Computational Materials for
-----------------------------          CWHEQ Revolving Home Equity Loan Trust,
SECURITIES CORPORATION                                           Series 2005-E
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                               Prepared:  August 19, 2005


                         $2,000,000,000 (Approximate)

               REVOLVING HOME EQUITY LOAN TRUST, Series 2005-E

         Revolving Home Equity Loan Asset Backed Notes, Series 2005-E
         ------------------------------------------------------------




=================================================================================================================================

  Class        Approximate         Note Rate           WAL             Payment Window         Last Scheduled          Expected
                Amount (1)                           (Years)       (Months) Call/Mat (2)       Payment Date            Rating
                                                   Call/Mat (2)                                                    (S&P/Moody's)

---------------------------------------------------------------------------------------------------------------------------------
   1-A         $880,000,000                                         Not Offered Herein                               AAA / Aaa
---------------------------------------------------------------------------------------------------------------------------------
   2-A        $1,120,000,000        LIBOR +        2.23 / 2.39        1 - 66 / 1 - 135          Sept 2033            AAA / Aaa
                                   [0.20](3)

  Total       $2,000,000,000
=================================================================================================================================


(1)  Subject to a permitted variance of +/- 10%.
(2) Based on a collateral prepayment assumption of 40.00% CPR and a 10.00% draw rate, with respect to the Mortgage Loans and a settlement date of August 30, 2005.
(3) Subject to the lesser of (a) a fixed cap of 16.00% and (b) the related Net WAC, as more fully described herein. Additionally, the coupon for the initial interest accrual period shall be based on an interpolated mid-point LIBOR (using the 1-month and 2-month LIBOR benchmarks).



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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-----------------------------          CWHEQ Revolving Home Equity Loan Trust,
SECURITIES CORPORATION                                           Series 2005-E
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


Transaction Participants
------------------------

Underwriter:                      Countrywide Securities Corporation (Lead Manager).

Sponsor and Master Servicer:      Countrywide Home Loans, Inc. ("Countrywide").

Depositor:                        CWHEQ, Inc. (a limited purpose finance subsidiary of Countrywide Financial Corporation).

Custodian:                        Treasury Bank, National Association (an affiliate of the Sponsor and Master Servicer).

Note Insurer:                     MBIA Insurance Corporation.

Indenture Trustee:                JP Morgan Chase Bank, National Association.

Owner Trustee:                    Wilmington Trust Company.

Relevant Dates
--------------

Expected Closing Date:            August 30, 2005.

Expected Settlement Date:         August 30, 2005.

Cut-off Date:                     August 23, 2005.

Interest Period:                  Except with respect to the first Payment Date, the interest accrual period with respect to the Notes for a given Payment Date will be the period beginning with the previous Payment Date and ending on the day prior to such Payment Date. For the first
                                  Payment Date, the Notes will accrue interest from the Closing Date through October 17,
                                  2005.

Payment Date:                     The fifteenth (15th) day of each month (or, if not a business day, the next succeeding business day), commencing October 17, 2005.

Collection Period:                With respect to any Payment Date, the calendar month preceding the Payment Date or, in the case of the first Collection Period, the period beginning on the Cut-off Date and ending on the last day of September 2005.

The Mortgage Loans
------------------

Description of
Mortgage Loans:                   The Trust will consist of two groups of home equity revolving credit line loans made or to be made in the future under certain home equity revolving credit line loan agreements (the "Group 1 Mortgage Loans", "Group 2 Mortgage Loans", and each, a "Loan
                                  Group"). The Group 1 Mortgage Loans will be secured by second deeds of trust or mortgages on primarily one-to-four family residential properties with conforming loan balances based on maximum credit limits and will bear interest at rates that adjust based on the prime rate. The Group 2 Mortgage Loans will be secured by second deeds of trust or mortgages on primarily one-to-four family residential properties and will bear interest at rates that adjust based The original on the prime rate. principal balance of each class of Notes will exceed the aggregate Cut-off Date principal balance of the Mortgage Loans in the related Loan Group transferred to the Trust on the closing date.



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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-----------------------------          CWHEQ Revolving Home Equity Loan Trust,
SECURITIES CORPORATION                                           Series 2005-E
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                  The actual pool of Mortgage Loans delivered to the Trust on the Closing Date is expected to have a Cut-off Date Balance of at least $1.97 billion (subject to a variance of The +/- 10%). information presented in these Computational Materials for the Mortgage Loans, particularly in the collateral tables, which follow, reflects a statistical pool of Mortgage Loans as of July 22, 2005. However, the characteristics of the statistical pool are expected to be representative of the final pool of
                                  Mortgage Loans actually delivered to the Trust on the Closing Date.

HELOC Amortization:               The Mortgage Loans are adjustable rate, home equity lines of credit ("HELOCs") which may be drawn upon generally for a period (the "Draw Period") of five (5) years (which, in most cases, may be extendible for an additional five (5) years with Countrywide's approval). HELOCs are generally subject to a fifteen (15) year repayment period following the end of the Draw Period during which the outstanding principal balance of the Mortgage Loan will be repaid in monthly installments equal to 1/180 of the outstanding principal balance as of the end of the Draw Period. A relatively small number of HELOCs are subject to a five (5), ten (10) or twenty (20) year repayment period following the Draw Period during which the outstanding principal balance of the loan will be repaid in equal monthly installments. Approximately 0.01% of the Group 1
                                  Mortgage Loans and approximately 0.03% of the Group 2 Mortgage Loans in the statistical pool, respectively, require a balloon repayment at the end of the Draw
                                  Period. Approximately 4.80% of the Group 1 Mortgage Loans and approximately 20.69% of the Group 2 Mortgage Loans in the statistical pool, respectively, will have underlying senior mortgages which are negative amortization loans.

Cut-off Date Balance:             The aggregate unpaid principal balance of the Mortgage Loans as of the Cut-off Date.

The Notes
---------

Description
of the Notes:                     The Class 1-A (which is not offered herein) and Class 2-A Notes (together, the
                                  "Notes") will be issued by CWHEQ Revolving Home Equity Loan Trust, Series 2005-E (the
                                  "Trust"). As of the Closing Date, the aggregate principal balance of both classes of the Notes will be $2,000,000,000 (subject to a permitted variance of +/- 10%).

Federal Tax Status:               It is anticipated that the Notes will be treated as debt instruments for federal income tax purposes.

Registration:                     The Notes will be available in book-entry form through DTC, Clearstream and the Euroclear
                                  System.

Note Rate:                        Except as noted below, each class of Notes will accrue interest during each Interest
                                  Accrual Period at a rate equal to the least of: (a) one-month LIBOR, plus [0.20]%, (b)
                                  the Net WAC of the Mortgage Loans in the related Loan Group, and (c) 16.00%. With respect to the initial Interest Accrual Period only, the rate calculated in clause (a)
                                  above will be based on an interpolated mid-point LIBOR (using the 1-month and 2-month
                                  LIBOR as benchmarks).

Net WAC:                          The "Net WAC" of the Group 1 or Group 2 Mortgage Loans shall mean the weighted average of the loan rates of the Group 1 or Group 2 Mortgage Loans (as applicable), weighted on the basis of the daily average balance of each Mortgage Loan in the applicable Loan
                                  Group during the related billing cycle for the Collection Period relating to the
                                  Payment Date, net of the Expense Fee Rate.

Expense Fee Rate:                 For any Payment Date, the "Expense Fee Rate" shall be an amount equal to the sum of
                                  (i) the servicing fee rate, (ii) the note insurer premium rate times a fraction, the numerator of which is



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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-----------------------------          CWHEQ Revolving Home Equity Loan Trust,
SECURITIES CORPORATION                                           Series 2005-E
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                  the Note principal balance of the applicable class of Notes and the denominator of which is the related Loan Group Balance, and (iii) commencing with the Payment Date in
                                  October 2006, the Note Insurer Carve-out Rate. The "Note Insurer Carve-out Rate" for
                                  any given Payment Date on and after the October 2006 Payment Date shall be equal to
                                  0.50%.

Basis Risk Carryforward:          On any Payment Date the "Basis Risk Carryforward" for either Class of Notes will equal, the sum of (x) the excess of (a) the amount of interest that would have accrued on such Notes during the related Interest Accrual Period without giving effect to the related Net WAC cap, over (b) the amount of interest that actually accrued on such
                                  Notes during such period, and (y) any Basis Risk Carryforward remaining unpaid from prior Payment Dates together with accrued interest thereon at the Note Rate without giving effect to the related Net WAC cap. The Basis Risk Carryforward will be paid to the related class of Notes to the extent funds are available from the Mortgage Loans in the related Loan Group as set forth in "Group 1 Distributions of Interest" or
                                  "Group 2 Distributions of Interest" (as applicable), below.

Group 1
Distributions of Interest:        Investor interest collections related to the Group 1 Mortgage Loans are to be applied in the following order of priority:

                                  1.  Note insurance policy premium of the Note Insurer with respect to the Group 1
                                      Mortgage Loans;
                                  2.  Accrued monthly interest on the Class 1-A Notes at the related Note Rate, as calculated above, together with any overdue accrued monthly interest from prior periods (exclusive of Basis Risk Carryforward);
                                  3.  To the Class 1-A Notes in respect of Investor Loss Amounts allocable to such Notes
                                      (as described below) for such Payment Date;
                                  4.  To the Class 1-A Notes in respect of Investor Loss Amounts allocable to such Notes
                                      (as described below) for previous Payment Dates to the extent not previously reimbursed, absorbed or funded (as provided in the indenture);
                                  5.  To the Class 2-A Notes, accrued monthly interest at the related Note Rate together with any overdue accrued monthly interest from prior periods (exclusive of Basis
                                      Risk Carryforward), that remains unpaid after taking into account the payments of
                                      Investor Interest Collections from the Group 2 Mortgage Loans;
                                  6.  Reimbursement to the Note Insurer for prior draws on its insurance policy (with interest thereon) relating to the Group 1 Mortgage Loans;
                                  7.  Paydown of the Class 1-A Notes to create and maintain the required level of overcollateralization;
                                  8.  To the Class 2-A Notes in respect of Investor Loss Amounts allocable to such Notes
                                      (as described below) for such Payment Date, to the extent not covered by Investor
                                      Interest Collections related to the Group 2 Mortgage Loans;
                                  9.  To the Class 2-A Notes in respect of Investor Loss Amounts allocable to such Notes
                                      (as described below) for previous Payment Dates, to the extent not covered by
                                      Investor Interest Collections related to the Group 2 Mortgage Loans and not previously reimbursed, absorbed or funded (as provided in the indenture);
                                  10. Payment of any other amounts owed to the Note Insurer with respect to the Group 1
                                      Mortgage Loans;
                                  11. Payment to the Master Servicer of amounts for which the Master Servicer is entitled pursuant to the sale and servicing agreement with respect to the Class
                                      1-A Notes;
                                  12. Reimbursement to the Note Insurer for prior draws on its insurance policy and any other amount owed to the Note Insurer, in each case with respect to Group 2
                                      Mortgage Loans;
                                  13. Basis Risk Carryforward related to the Class 1-A Notes; and
                                  14. Any excess cash flow to the holder of the Transferor Interest.



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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-----------------------------          CWHEQ Revolving Home Equity Loan Trust,
SECURITIES CORPORATION                                           Series 2005-E
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                  In  the circumstances described in the prospectus supplement, Investor Loss Amounts for a Class of Notes may be funded or absorbed by the Allocated Transferor
                                  Interest and Subordinated Transferor Collections for the unrelated Loan Group.

Group 2
Distributions of Interest:        Investor interest collections related to the Group 2 Mortgage Loans are to be applied in the following order of priority:

                                  1.  Note insurance policy premium of the Note Insurer with respect to the Group 2
                                      Mortgage Loans;
                                  2.  Accrued monthly interest on the Class 2-A Notes at the related Note Rate, as calculated above, together with any overdue accrued monthly interest from prior periods (exclusive of Basis Risk Carryforward);
                                  3.  To the Class 2-A Notes in respect of Investor Loss Amounts allocable to such Notes
                                      (as described below) for such Payment Date;
                                  4.  To the Class 2-A Notes in respect of Investor Loss Amounts allocable to such Notes
                                      (as described below) for previous Payment Dates to the extent not previously reimbursed, absorbed or funded (as provided in the indenture);
                                  5.  To the Class 1-A Notes, accrued monthly interest at the related Note Rate together with any overdue accrued monthly interest from prior periods (exclusive of Basis
                                      Risk Carryforward), that remains unpaid after taking into account the payments of
                                      Investor Interest Collections from the Group 1 Mortgage Loans;
                                  6.  Reimbursement to the Note Insurer for prior draws on its insurance policy (with interest thereon) relating to the Group 2 Mortgage Loans;
                                  7.  Paydown of the Class 2-A Notes to create and maintain the required level of overcollateralization;
                                  8.  To the Class 1-A Notes in respect of Investor Loss Amounts allocable to such Notes
                                      (as described below) for such Payment Date, to the extent not covered by Investor
                                      Interest Collections related to the Group 1 Mortgage Loans;
                                  9.  To the Class 1-A Notes in respect of Investor Loss Amounts allocable to such Notes
                                      (as described below) for previous Payment Dates, to the extent not covered by
                                      Investor Interest Collections related to the Group 1 Mortgage Loans and not previously reimbursed, absorbed or funded (as provided in the indenture) ;
                                  10. Payment of any other amounts owed to the Note Insurer with respect to the Group 2
                                      Mortgage Loans;
                                  11. Payment to the Master Servicer of amounts for which the Master Servicer is entitled pursuant to the sale and servicing agreement with respect to the Class
                                      2-A Notes;
                                  12. Reimbursement to the Note Insurer for prior draws on its insurance policy and any other amount owed to the Note Insurer, in each case with respect to Group 1
                                      Mortgage Loans;
                                  13. Basis Risk Carryforward related to the Class 2-A Notes; and
                                  14. Any excess cash flow to the holder of the Transferor Interest.

                                  In  the circumstances described in the prospectus supplement, Investor Loss Amounts for a Class of Notes may be funded or absorbed by the Allocated Transferor
                                  Interest and Subordinated Transferor Collections for the unrelated Loan Group.

Distributions of Principal:       Collections of principal related to the Mortgage Loans in each Loan Group are to be applied to the related class of Notes in the following order of priority:



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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-----------------------------          CWHEQ Revolving Home Equity Loan Trust,
SECURITIES CORPORATION                                           Series 2005-E
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                  1.  During the Managed Amortization Period (as described below), the amount of principal payable to the holders of a class of Notes for each Payment Date will equal, to the extent funds are available from the related Loan Group, the lesser of (a) the product of (i) the Investor Fixed Allocation Percentage (as defined below) for those Notes, and (ii) principal collections from the related Loan Group relating to such Payment Date (such product, the "Maximum Principal Payment"), and
                                      (b) principal collections from the related Loan Group for the related Payment Date less the sum of additional balances created from new draws on the Mortgage Loans in that Loan Group during the related Collection Period (but not less than zero).
                                      The amount of principal payable to the holders of a class of Notes for each
                                      Payment Date shall be reduced by the dollar amount of any Excess
                                      Overcollateralization Amount (as defined in the Indenture) for that Loan Group for the related Payment Date.

                                      The "Managed Amortization Period" for each class of Notes shall mean the period beginning on the Closing Date and, unless a Rapid Amortization Event (i.e., certain events of default or other material non-compliance by the Sponsor under the terms of the related transaction documents) shall have earlier occurred, through and including the Payment Date in September 2010.

                                      The "Investor Fixed Allocation Percentage" for any Payment Date and each Class of
                                      Notes will be calculated as follows: (i) on any date on which the related
                                      Allocated Transferor Interest is less than the related Required Transferor
                                      Subordinated Amount, 100%, and (ii) on any date on which the related Allocated
                                      Transferor Interest equals or exceeds the related Required Transferor Subordinated
                                      Amount, 99.00%.

                                  2.  After the Managed Amortization Period, the amount of principal payable to the holders of each class of Notes on a payment date will be equal to the related
                                      Maximum Principal Payment minus the Excess Overcollateralization Amount.

Optional Termination:             The Notes may be retired as a result of the owner of the Transferor Interest purchasing all of the mortgage loans then included in the trust estate on any payment date on or after which the aggregate principal balance of both classes of Notes is less than or equal to 10% of the initial aggregate principal balance of the Notes of both classes.

Credit Enhancement:               The Trust will include the following mechanisms, each of which is intended to provide credit support for the Notes:

                                  1.  Excess Interest Collections. For any Loan Group, its Excess Interest Collections
                                      are the related investor interest collections minus the sum of (a) the interest paid to the related class of Notes, (b) the servicing fee retained by the Master
                                      Servicer for the Mortgage Loans in that Loan Group, and (c) the premium paid to the Note Insurer allocable to that Loan Group. Investor Interest Collections from a Loan Group will be available to cover losses on the Mortgage Loans in the related Loan Group first and then, if necessary, in the unrelated Loan Group.

                                  2.  Limited Subordination of Transferor Interest (Overcollateralization). A portion of the Allocated Transferor Interest related to each Loan Group will be available to provide limited protection against Investor Loss Amounts in such Loan Group (as defined below) up to the Available Transferor Subordinated Amount for such Loan
                                      Group and then, if necessary for the unrelated Loan Group. The "Available
                                      Transferor Subordinated Amount" for each Loan Group is, for any Payment Date, the lesser of the related Allocated Transferor Interest and the related Required
                                      Transferor Subordinated Amount. The "Allocated Transferor Interest" for any
                                      Payment Date, will equal (a) the related Loan Group Balance of the related Loan
                                      Group at the last day of the related Collection Period and any amounts



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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-----------------------------          CWHEQ Revolving Home Equity Loan Trust,
SECURITIES CORPORATION                                           Series 2005-E
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                      otherwise payable on the Transferor Interest but retained in the Payment Account, minus (b) the Note Principal Balance of the class of Notes related to that Loan
                                      Group (after giving effect to the payment of all amounts actually paid on that class of Notes on that Payment Date). Subject to any step-down or step-up as may be permitted or required by the transaction documents, the "Required Transferor
                                      Subordinated Amount" for each Loan Group will be (i) prior to the date on which the step-down occurs, (x) 1.00% of the Cut-off Date Balance of the related
                                      Mortgage Loans plus (y) the OC Deficiency Amount of the unrelated Loan Group and
                                      (ii) on or after the date on which the step-down occurs and so long as a trigger event is not in effect, (x) 2.00% of the then current unpaid principal balance of the related Loan Group (subject to a floor equal to 0.50% of the Cut-off Date
                                      Balance of the related Loan Group) plus (y) the OC Deficiency Amount of the unrelated Loan Group. The Allocated Transferor Interest for each Loan Group will be less than zero on the Closing Date. The term "OC Deficiency Amount" shall have the meaning assigned to it in the Indenture, and shall generally be equal to the amount by which a class of Notes is required to be paid down to achieve its overcollateralization target.

                                      The initial aggregate principal balance of each class of Notes will exceed the aggregate Cut- off Date principal balance of the Mortgage Loans in the related
                                      Loan Group transferred to the issuer on the closing date. This excess represents an undercollateralization of approximately 1.50% of the original principal balance of each class of Notes.

                                  3.  Surety Wrap. The Note Insurer will issue a note insurance policy, which will guarantee the timely payment of interest and the ultimate repayment of principal to the holders of the Notes. The policy does not cover payment of Basis Risk
                                      Carryforward.

Investor Loss Amounts:            With respect to any Payment Date and each Class of Notes, the amount equal to the product of
                                  (a) the applicable Investor Floating Allocation Percentage (as defined below) for such
                                  Payment Date and such Class of Notes, and (b) the aggregate of the Liquidation
                                  Loss Amounts for such Payment Date from Mortgage Loans in the relevant Loan Group.
                                  The "Investor Floating Allocation Percentage," for any Payment Date and each Loan
                                  Group shall be the lesser of 100% and a fraction, the numerator of which is the related Note Principal Balance and the denominator of which is the Loan Group
                                  Balance of the related Mortgage Loans at the beginning of the related Collection
                                  Period. The "Loan Group Balance" for each Loan Group and any Payment Date is the aggregate of the principal balances of the related Mortgage Loans as of the last day of the related Collection Period (as may be adjusted by Loss Utilization
                                  Amounts as described in the indenture). "Liquidation Loss Amounts" for any liquidated Mortgage Loan and any Payment Date is the unrecovered principal balance of such Mortgage Loan at the end of the Collection Period in which such Mortgage
                                  Loan became a liquidated Mortgage Loan, after giving effect to its net liquidation proceeds.

ERISA Eligibility:                Subject to the considerations in the prospectus supplement, the Notes are expected to be eligible for purchase by certain ERISA plans. Prospective investors must review the related prospectus and prospectus supplement and consult with their professional advisors for a more detailed description of these matters prior to investing in the Notes.

SMMEA Treatment:                  The Notes will not constitute "mortgage related securities" for purposes of SMMEA.

                                    [Collateral Tables and Discount Margin Tables to follow]



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] Countrywide(R)                      Computational Materials for
-----------------------------          CWHEQ Revolving Home Equity Loan Trust,
SECURITIES CORPORATION                                           Series 2005-E
A Countrywide Capital Markets Company
------------------------------------------------------------------------------



                                                  Discount Margin Tables (%)

Class 2-A (To Call) (1)
----------------------------------------------------------------------------------------------------------------------------
         CPR                         22%           25%          35%          40%        45%           50%           52%
----------------------------------------------------------------------------------------------------------------------------
     DM @ 100-00                         20            20           20           20           20            20            20
----------------------------------------------------------------------------------------------------------------------------
       WAL (yr)                        5.03          4.28         2.70         2.23         1.87          1.58          1.48
----------------------------------------------------------------------------------------------------------------------------
      MDUR (yr)                        4.38          3.79         2.49         2.08         1.76          1.50          1.41
----------------------------------------------------------------------------------------------------------------------------
  Principal Window
     Beginning                        Oct05         Oct05        Oct05        Oct05        Oct05         Oct05         Oct05
----------------------------------------------------------------------------------------------------------------------------
  Principal Window
        End                           Aug16         May15        Mar12        Mar11        May10         Aug09         May09
----------------------------------------------------------------------------------------------------------------------------
   (1) Based on a 10% draw rate.


Class 2-A (To Maturity)  (1)
----------------------------------------------------------------------------------------------------------------------------
        CPR                          22%           25%          35%          40%        45%           50%           52%
----------------------------------------------------------------------------------------------------------------------------
    DM @ 100-00                          20            20           20           20           20            20            20
----------------------------------------------------------------------------------------------------------------------------
      WAL (yr)                         5.28          4.52         2.90         2.39         2.01          1.71          1.61
----------------------------------------------------------------------------------------------------------------------------
     MDUR (yr)                         4.53          3.94         2.63         2.21         1.87          1.61          1.52
----------------------------------------------------------------------------------------------------------------------------
  Principal Window
     Beginning                        Oct05         Oct05        Oct05        Oct05        Oct05         Oct05         Oct05
----------------------------------------------------------------------------------------------------------------------------
  Principal Window
       End                            Feb25         Jun23        Oct18        Dec16        Jul15         Mar14         Sep13
----------------------------------------------------------------------------------------------------------------------------
   (1) Based on a 10% draw rate.




Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                   Computational Materials for
[LOGO OMITTED] Countrywide(R)
-----------------------------          CWHEQ Revolving Home Equity Loan Trust,
SECURITIES CORPORATION
A Countrywide Capital Markets Company                            Series 2005-E

                                                                       Group 2
------------------------------------------------------------------------------




                                                         $727,808,004

                                        Summary of Loans in Statistic Calculation Pool
                                                   (As of Calculation Date)

                                                                                                              Range
                                                                                                              -----

Aggregate Principal Balance                                                     $727,808,004
Aggregate Credit Limit                                                          $838,560,639
WA Coupon (Gross)                                                                     7.832%             3.990% to 14.250%
WA Margin (Gross)                                                                     2.086%            -0.250% to 8.250%
WA Maximum Rate                                                                      17.877%            16.000% to 21.000%
Average Principal Balance                                                           $104,675             $1,000 to $1,940,000
Average Credit Limit                                                                $120,604             $7,500 to $1,940,000
WA Remaining Term To Scheduled Maturity (months)                                         298                175 to 360
WA Combined Loan-to-Value Ratio                                                       87.15%             16.54% to 100.00%
AVG Credit Utilization Rate                                                           90.44%              0.50% to 100.20%
Origination Period                                                                                    9/16/1997 to 7/21/2005
Secured by (% of pool)          1st Liens                                              0.00%
                                2nd Liens                                            100.00%
WA Months to First Roll                                                                 1.01
WA FICO                                                                                  709
WA Second Mortgage Ratio                                                              25.14%            1.12% to 100.00%



---------------------------------------------------------------------------------------------------------------------------------
 Top 5 States          Top 5 Prop             Doc Types                Top 5 Appr           Occ Codes           Delinq Status
 ------------          ----------             ---------                ----------           ---------           -------------
CA      60.23%      SFR       63.16%     REDUCE       64.96%      1004U         76.12%     OO     89.73%     Current      100.00%
FL      7.77%       PUD       24.01%     FULL         15.02%      1073C         8.25%      INV    5.55%
NV      4.04%       CND        7.16%     ALT           9.19%      AS400VA       4.80%      2H     4.72%
NY      2.96%       2-4U       3.79%     STREAM        6.12%      PRPVAL        3.37%
AZ      2.67%       CNDP       1.82%     SUPERS        4.71%      1025          3.01%


---------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                   Page A-1

                                                   Computational Materials for
[LOGO OMITTED] Countrywide(R)
-----------------------------          CWHEQ Revolving Home Equity Loan Trust,
SECURITIES CORPORATION
A Countrywide Capital Markets Company                            Series 2005-E

                                                                       Group 2
------------------------------------------------------------------------------



                                                           $727,808,004

----------------------------------------------------------------------------------------------------------------------------------
                                                           Loan Programs
----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT     # OF       % OF       AVERAGE       GROSS        REMG.                  COMBINED
DESCRIPTION                           BALANCE     LOAN      TOTAL       BALANCE        WAC         TERM         FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
HELOC 10YDR/20YRP                  $8,813,389       92       1.21       $95,798       6.719       359.60         724          90.2
HELOC 5YDR/10YRP                     $876,333       10       0.12       $87,633       9.102       178.08         705          96.9
HELOC 10YDR/15YRP                $717,890,837    6,849      98.64      $104,817       7.844       297.87         709          87.1
HELOC 15YDR/0YRP                     $227,445        2       0.03      $113,723       8.803       176.22         692          97.0
----------------------------------------------------------------------------------------------------------------------------------
                                 $727,808,004    6,953     100.00      $104,675       7.832       298.43         709          87.2
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                        Principal Balances
----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT     # OF       % OF       AVERAGE       GROSS        REMG.                  COMBINED
DESCRIPTION                           BALANCE     LOAN      TOTAL       BALANCE        WAC         TERM         FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
$0.01 - $10,000.00                   $928,240      174       0.13        $5,335       7.053       296.71         720          78.2
$10,000.01 - $20,000.00            $2,721,769      170       0.37       $16,010       7.541       295.82         707          81.8
$20,000.01 - $30,000.00            $6,004,051      233       0.82       $25,768       7.421       299.19         704          81.0
$30,000.01 - $40,000.00           $13,079,820      354       1.80       $36,949       8.276       297.41         703          85.7
$40,000.01 - $50,000.00           $34,554,670      758       4.75       $45,587       8.264       297.76         704          87.3
$50,000.01 - $60,000.00           $35,304,903      635       4.85       $55,598       8.064       298.48         706          87.8
$60,000.01 - $70,000.00           $36,843,063      565       5.06       $65,209       7.994       298.32         704          88.8
$70,000.01 - $80,000.00           $54,502,706      722       7.49       $75,489       8.073       298.17         709          92.2
$80,000.01 - $90,000.00           $43,437,172      510       5.97       $85,171       8.067       298.25         711          93.3
$90,000.01 - $100,000.00          $52,900,534      548       7.27       $96,534       7.964       298.54         704          89.1
$100,000.01 - $125,000.00         $78,257,976      692      10.75      $113,090       8.110       298.64         713          93.0
$125,000.01 - $150,000.00         $82,351,243      589      11.31      $139,815       8.105       297.85         705          88.4
$150,000.01 - $175,000.00         $33,853,457      208       4.65      $162,757       7.760       300.45         711          89.7
$175,000.01 - $200,000.00         $51,561,423      269       7.08      $191,678       7.742       298.25         710          85.0
$200,000.01 - $225,000.00         $17,548,521       82       2.41      $214,006       7.535       299.51         709          86.3
$225,000.01 - $250,000.00         $20,741,716       86       2.85      $241,183       7.309       299.88         717          82.6
$250,000.01 - $275,000.00         $12,599,700       48       1.73      $262,494       7.271       296.75         717          83.4
$275,000.01 - $300,000.00         $16,562,643       57       2.28      $290,573       7.810       298.83         713          84.1
$300,000.01 - $325,000.00          $8,466,471       27       1.16      $313,573       7.491       298.56         717          86.3
$325,000.01 - $350,000.00          $9,220,586       27       1.27      $341,503       8.032       298.60         714          85.4
$350,000.01 - $375,000.00          $7,633,747       21       1.05      $363,512       7.341       298.30         693          83.9
$375,000.01 - $400,000.00          $8,617,009       22       1.18      $391,682       7.387       297.73         718          79.9
$400,000.01 - $425,000.00          $7,427,560       18       1.02      $412,642       7.214       298.51         713          84.1
$425,000.01 - $450,000.00          $5,731,551       13       0.79      $440,889       6.882       298.39         718          81.7
$450,000.01 - $475,000.00          $4,655,973       10       0.64      $465,597       7.166       299.00         701          82.9
$475,000.01 - $500,000.00         $12,333,997       25       1.69      $493,360       7.234       298.20         722          74.8
$500,000.01 - $525,000.00          $3,086,128        6       0.42      $514,355       6.848       298.19         707          83.1
$525,000.01 - $550,000.00          $7,537,099       14       1.04      $538,364       8.290       298.85         704          83.0
$550,000.01 - $575,000.00          $1,128,263        2       0.16      $564,131       6.987       297.53         695          90.0
$575,000.01 - $600,000.00          $6,517,500       11       0.90      $592,500       7.417       298.73         716          83.8
$600,000.01 - $625,000.00          $1,844,041        3       0.25      $614,680       8.379       295.66         719          93.3
$625,000.01 - $650,000.00          $3,892,516        6       0.53      $648,753       6.081       299.17         715          79.3
$650,000.01 - $675,000.00          $3,324,897        5       0.46      $664,979       6.945       298.39         712          85.1
$675,000.01 - $700,000.00          $2,757,726        4       0.38      $689,431       6.144       298.51         675          80.6
$700,000.01 - $725,000.00          $2,865,100        4       0.39      $716,275       7.630       298.24         704          81.1
$725,000.01 - $750,000.00          $2,231,490        3       0.31      $743,830       8.669       297.66         731          80.0
$750,000.01 - $775,000.00            $758,298        1       0.10      $758,298       9.375       296.00         740          90.0
$775,000.01 - $800,000.00            $800,000        1       0.11      $800,000       7.250       300.00         760          78.8



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                   Page A-2

                                                   Computational Materials for
[LOGO OMITTED] Countrywide(R)
-----------------------------          CWHEQ Revolving Home Equity Loan Trust,
SECURITIES CORPORATION
A Countrywide Capital Markets Company                            Series 2005-E

                                                                       Group 2
------------------------------------------------------------------------------




                                                           $727,808,004

----------------------------------------------------------------------------------------------------------------------------------
                                                        Principal Balances
----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT     # OF       % OF       AVERAGE      GROSS         REMG.                  COMBINED
DESCRIPTION                           BALANCE     LOAN      TOTAL       BALANCE       WAC          TERM         FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
$800,000.01 - $825,000.00          $1,633,500        2       0.22      $816,750      6.000        299.00         757          83.9
$825,000.01 - $850,000.00            $828,000        1       0.11      $828,000     11.625        299.00         660          85.0
$850,000.01 - $875,000.00            $875,000        1       0.12      $875,000      6.250        284.00         763          73.6
$875,000.01 - $900,000.00            $878,832        1       0.12      $878,832      6.750        299.00         729          89.4
$900,000.01 - $925,000.00            $912,500        1       0.13      $912,500      8.375        297.00         632          80.0
$925,000.01 - $950,000.00            $945,093        1       0.13      $945,093      8.125        297.00         656          69.3
$950,000.01 - $975,000.00            $970,000        1       0.13      $970,000      7.875        298.00         692          99.0
$975,000.01 - $1,000,000.00       $12,988,107       13       1.78      $999,085      6.659        298.92         723          67.8
> $1,000,000.00                   $13,193,412        9       1.81    $1,465,935      6.721        299.44         716          70.0
----------------------------------------------------------------------------------------------------------------------------------
                                 $727,808,004    6,953     100.00      $104,675      7.832        298.43         709          87.2
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                          Mortgage Rates
----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT     # OF       % OF       AVERAGE      GROSS         REMG.                  COMBINED
DESCRIPTION                           BALANCE     LOAN      TOTAL       BALANCE       WAC          TERM         FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
3.501 - 4.000                     $45,627,954      401       6.27      $113,785      3.990        299.30         707          79.8
4.001 - 4.500                      $3,259,826       38       0.45       $85,785      4.402        296.01         716          95.9
4.501 - 5.000                     $21,282,639      250       2.92       $85,131      4.826        298.13         710          92.8
5.001 - 5.500                        $643,342        7       0.09       $91,906      5.335        298.31         745          92.5
5.501 - 6.000                     $63,933,026      602       8.78      $106,201      5.982        299.39         720          86.5
6.001 - 6.500                     $68,894,009      500       9.47      $137,788      6.324        300.87         727          79.9
6.501 - 7.000                     $57,364,229      481       7.88      $119,260      6.807        299.99         718          79.1
7.001 - 7.500                     $69,211,392      552       9.51      $125,383      7.290        298.76         716          83.0
7.501 - 8.000                     $59,427,183      555       8.17      $107,076      7.826        298.07         710          88.5
8.001 - 8.500                     $69,380,394      686       9.53      $101,138      8.305        297.32         709          88.1
8.501 - 9.000                     $79,070,431      888      10.86       $89,043      8.828        297.44         710          91.4
9.001 - 9.500                     $53,441,920      529       7.34      $101,024      9.295        297.99         707          91.5
9.501 - 10.000                    $45,532,203      508       6.26       $89,630      9.776        297.08         700          93.0
10.001 - 10.500                   $33,223,635      355       4.56       $93,588     10.332        297.48         698          92.9
10.501 - 11.000                   $21,046,007      219       2.89       $96,100     10.781        296.72         697          94.6
11.001 - 11.500                   $13,010,594      135       1.79       $96,375     11.354        297.68         681          93.5
11.501 - 12.000                   $11,773,647      100       1.62      $117,736     11.842        297.78         673          93.1
12.001 - 12.500                    $8,705,143      116       1.20       $75,044     12.308        296.86         628          85.7
12.501 - 13.000                    $1,820,968       23       0.25       $79,173     12.672        296.43         608          83.2
> 13.000                           $1,159,464        8       0.16      $144,933     13.467        297.69         655          96.4
----------------------------------------------------------------------------------------------------------------------------------
                                 $727,808,004    6,953     100.00      $104,675      7.832        298.43         709          87.2
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                   Months Remaining to Maturity
----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT     # OF      % OF        AVERAGE       GROSS        REMG.                  COMBINED
DESCRIPTION                           BALANCE     LOAN     TOTAL        BALANCE        WAC         TERM         FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
169 - 180                          $1,103,778       12      0.15        $91,981       9.040       177.70         702          96.9
205 - 216                             $20,000        1      0.00        $20,000       8.625       206.00         717          90.0
217 - 228                            $215,250        2      0.03       $107,625       6.475       226.40         759          76.9
229 - 240                          $1,039,299       13      0.14        $79,946       7.172       233.31         738          81.1
253 - 264                             $60,065        1      0.01        $60,065       6.375       257.00         781          98.2
265 - 276                          $1,214,966       15      0.17        $80,998       6.825       272.41         709          77.7




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                   Page A-3

                                                   Computational Materials for
[LOGO OMITTED] Countrywide(R)
-----------------------------          CWHEQ Revolving Home Equity Loan Trust,
SECURITIES CORPORATION
A Countrywide Capital Markets Company                            Series 2005-E

                                                                       Group 2
------------------------------------------------------------------------------




                                                           $727,808,004

----------------------------------------------------------------------------------------------------------------------------------
                                                   Months Remaining to Maturity
----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT     # OF       % OF       AVERAGE        GROSS       REMG.                  COMBINED
DESCRIPTION                           BALANCE     LOAN      TOTAL       BALANCE         WAC        TERM         FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
277 - 288                          $3,586,328       67       0.49       $53,527        7.289      285.16         732          81.8
289 - 300                        $711,754,928    6,750      97.79      $105,445        7.850      298.10         709          87.2
349 - 360                          $8,813,389       92       1.21       $95,798        6.719      359.60         724          90.2
----------------------------------------------------------------------------------------------------------------------------------
                                 $727,808,004    6,953     100.00      $104,675        7.832      298.43         709          87.2
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                   Combined Loan-to-Value Ratios
----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT     # OF       % OF       AVERAGE        GROSS       REMG.                  COMBINED
DESCRIPTION                           BALANCE     LOAN      TOTAL       BALANCE         WAC        TERM         FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
10.01 - 20.00                          $4,126        1       0.00        $4,126        6.500      300.00         778          16.5
20.01 - 30.00                        $909,997        5       0.13      $181,999        7.876      301.04         685          27.6
30.01 - 40.00                      $2,351,744       14       0.32      $167,982        5.005      298.86         727          33.3
40.01 - 50.00                      $5,823,714       46       0.80      $126,602        6.648      298.11         712          46.3
50.01 - 60.00                     $17,035,637      112       2.34      $152,104        6.118      298.51         729          55.8
60.01 - 70.00                     $44,291,508      350       6.09      $126,547        6.707      297.64         710          67.0
70.01 - 80.00                    $128,656,474      914      17.68      $140,762        7.019      298.05         706          77.6
80.01 - 90.00                    $290,352,646    3,286      39.89       $88,361        8.121      298.67         704          88.7
90.01 - 100.00                   $238,382,158    2,225      32.75      $107,138        8.306      298.49         716          98.2
----------------------------------------------------------------------------------------------------------------------------------
                                 $727,808,004    6,953     100.00      $104,675        7.832      298.43         709          87.2
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                      Geographic Distribution
----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT     # OF       % OF       AVERAGE        GROSS       REMG.                  COMBINED
DESCRIPTION                           BALANCE     LOAN      TOTAL       BALANCE         WAC        TERM         FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
AK                                 $1,059,900        2       0.15      $529,950        4.104      299.94         711          57.4
AL                                 $1,547,583       20       0.21       $77,379        7.612      298.10         703          86.9
AZ                                $19,458,137      199       2.67       $97,780        7.787      297.61         716          89.9
CA                               $438,337,074    4,003      60.23      $109,502        7.956      297.85         708          87.0
CO                                $13,287,759      134       1.83       $99,162        7.729      297.58         705          90.5
CT                                 $5,137,488       46       0.71      $111,685        7.516      298.48         706          83.9
DC                                 $1,637,395       17       0.22       $96,317        6.808      304.15         726          91.3
DE                                   $263,050        3       0.04       $87,683        6.509      324.64         724          91.5
FL                                $56,527,191      544       7.77      $103,910        7.909      298.60         715          86.8
GA                                 $5,527,453       59       0.76       $93,686        7.056      299.27         708          91.4
HI                                $10,239,768       80       1.41      $127,997        7.969      298.92         732          80.6
IA                                   $114,876        1       0.02      $114,876        9.625      297.00         660         100.0
ID                                 $1,495,039       19       0.21       $78,686        8.026      299.27         709          80.7
IL                                $12,392,412      127       1.70       $97,578        7.367      298.35         716          89.7
IN                                 $1,092,808       12       0.15       $91,067        6.649      303.59         704          84.5
KS                                 $1,088,654        8       0.15      $136,082        8.518      296.90         738          90.1
KY                                   $421,295        3       0.06      $140,432        8.033      298.64         746          88.9
LA                                   $726,343       10       0.10       $72,634        7.390      297.68         710          94.5
MA                                $10,148,944       96       1.39      $105,718        7.705      299.57         702          85.3
MD                                $12,376,651      130       1.70       $95,205        7.160      301.33         702          87.5
ME                                   $344,626        8       0.05       $43,078        7.308      297.31         699          77.8
MI                                 $4,638,312       44       0.64      $105,416        7.362      318.93         711          87.5
MN                                 $2,144,101       31       0.29       $69,165        6.934      298.23         695          89.6




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                   Page A-4

                                                   Computational Materials for
[LOGO OMITTED] Countrywide(R)
-----------------------------          CWHEQ Revolving Home Equity Loan Trust,
SECURITIES CORPORATION
A Countrywide Capital Markets Company                            Series 2005-E

                                                                       Group 2
------------------------------------------------------------------------------



                                                           $727,808,004

----------------------------------------------------------------------------------------------------------------------------------
                                                      Geographic Distribution
----------------------------------------------------------------------------------------------------------------------------------
                                       CURRENT    # OF       % OF        AVERAGE       GROSS       REMG.                  COMBINED
DESCRIPTION                            BALANCE    LOAN      TOTAL        BALANCE        WAC        TERM         FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
MO                                  $1,439,193      12       0.20       $119,933       7.556      297.64         710          85.5
MS                                    $127,700       2       0.02        $63,850       5.370      300.00         666          98.4
MT                                  $1,577,421      13       0.22       $121,340       7.527      299.35         719          85.5
NC                                  $5,081,875      39       0.70       $130,304       6.427      300.88         714          83.0
NH                                  $1,421,164      15       0.20        $94,744       6.828      299.37         688          86.2
NJ                                 $16,869,377     162       2.32       $104,132       7.701      300.09         715          86.5
NM                                    $783,979      11       0.11        $71,271       7.273      299.04         717          91.2
NV                                 $29,424,977     368       4.04        $79,959       8.110      299.10         715          91.1
NY                                 $21,551,946     200       2.96       $107,760       7.699      298.82         701          85.2
OH                                  $2,536,925      27       0.35        $93,960       6.973      298.47         697          88.5
OK                                    $411,429       6       0.06        $68,572       7.317      297.26         686          89.1
OR                                  $3,363,857      36       0.46        $93,440       7.193      295.69         718          88.4
PA                                  $2,860,202      35       0.39        $81,720       7.151      301.81         692          88.3
RI                                  $1,544,940      13       0.21       $118,842       6.673      307.82         713          75.0
SC                                  $1,749,086      23       0.24        $76,047       7.139      298.96         713          89.5
TN                                  $1,105,238      14       0.15        $78,946       7.344      297.95         734          91.1
TX                                  $1,890,725      12       0.26       $157,560       7.896      298.89         699          76.9
UT                                  $3,302,960      32       0.45       $103,217       7.656      296.96         725          88.9
VA                                 $17,092,675     197       2.35        $86,765       7.684      299.59         707          87.8
WA                                 $11,708,555     127       1.61        $92,193       7.418      299.56         707          89.9
WI                                  $1,402,209       8       0.19       $175,276       7.843      302.83         703          84.9
WV                                    $289,714       4       0.04        $72,428       6.140      298.04         724          96.3
WY                                    $264,997       1       0.04       $264,997       6.250      233.00         761          62.5
----------------------------------------------------------------------------------------------------------------------------------
                                  $727,808,004   6,953     100.00       $104,675       7.832      298.43         709          87.2
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                            FICO Ranges
----------------------------------------------------------------------------------------------------------------------------------
                                       CURRENT    # OF       % OF        AVERAGE       GROSS       REMG.                  COMBINED
DESCRIPTION                            BALANCE    LOAN      TOTAL        BALANCE        WAC        TERM         FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
821 - 840                             $790,117       4       0.11       $197,529       6.793      299.58         834          56.4
801 - 820                           $7,538,006      86       1.04        $87,651       7.471      299.38         807          87.5
781 - 800                          $29,686,652     314       4.08        $94,543       7.090      299.77         789          86.9
761 - 780                          $62,583,229     595       8.60       $105,182       7.315      298.26         770          85.5
741 - 760                          $83,340,419     748      11.45       $111,418       7.300      297.95         751          86.0
721 - 740                         $104,999,399     905      14.43       $116,021       7.627      298.57         731          89.0
701 - 720                         $120,594,250   1,162      16.57       $103,782       7.750      298.50         710          88.9
681 - 700                         $119,219,292   1,102      16.38       $108,184       7.999      298.71         691          88.0
661 - 680                         $100,940,256   1,025      13.87        $98,478       8.274      298.48         671          87.8
641 - 660                          $57,796,571     570       7.94       $101,397       8.396      297.83         652          84.3
621 - 640                          $29,619,961     315       4.07        $94,032       8.222      298.20         632          83.4
601 - 620                           $7,700,791      83       1.06        $92,781       9.349      297.37         614          80.5
581 - 600                           $1,784,147      26       0.25        $68,621      12.189      296.52         589          79.1
561 - 580                             $482,406       7       0.07        $68,915      12.084      295.62         572          87.8
<= 560                                $732,509      11       0.10        $66,592      12.451      295.72         544          81.3
----------------------------------------------------------------------------------------------------------------------------------
                                  $727,808,004   6,953     100.00       $104,675       7.832      298.43         709          87.2
----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                   Page A-5

                                                   Computational Materials for
[LOGO OMITTED] Countrywide(R)
-----------------------------          CWHEQ Revolving Home Equity Loan Trust,
SECURITIES CORPORATION
A Countrywide Capital Markets Company                            Series 2005-E

                                                                       Group 2
------------------------------------------------------------------------------




                                                           $727,808,004

----------------------------------------------------------------------------------------------------------------------------------
                                                        Property Type Group
----------------------------------------------------------------------------------------------------------------------------------
                                       CURRENT    # OF       % OF        AVERAGE       GROSS       REMG.                  COMBINED
DESCRIPTION                            BALANCE    LOAN      TOTAL        BALANCE        WAC        TERM         FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
SFR                               $459,693,623   4,302      63.16       $106,856       7.761      298.60         708          86.3
PUD                               $174,772,247   1,671      24.01       $104,591       7.791      297.95         711          87.9
CND                                $52,083,651     627       7.16        $83,068       8.016      298.48         718          91.7
2-4U                               $27,567,719     207       3.79       $133,177       8.736      298.66         707          88.1
CNDP                               $13,257,315     131       1.82       $101,201       8.253      298.51         715          87.5
MNF                                   $433,449      15       0.06        $28,897       7.077      294.23         697          75.5
----------------------------------------------------------------------------------------------------------------------------------
                                  $727,808,004   6,953     100.00       $104,675       7.832      298.43         709          87.2
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           Gross Margins
----------------------------------------------------------------------------------------------------------------------------------
                                       CURRENT    # OF       % OF        AVERAGE       GROSS       REMG.                  COMBINED
DESCRIPTION                            BALANCE    LOAN      TOTAL        BALANCE        WAC        TERM         FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
<= 0.000                           $76,025,550     533      10.45       $142,637       5.811      299.47         730          79.1
0.001 - 0.250                      $18,552,978     168       2.55       $110,434       6.014      304.26         725          78.3
0.251 - 0.500                      $60,797,129     474       8.35       $128,264       6.051      299.18         721          77.3
0.501 - 0.750                      $20,122,416     182       2.76       $110,563       6.468      301.39         721          80.6
0.751 - 1.000                      $58,762,712     474       8.07       $123,972       6.933      298.81         715          84.1
1.001 - 1.250                      $29,458,443     239       4.05       $123,257       6.840      298.93         709          81.7
1.251 - 1.500                      $36,723,530     329       5.05       $111,622       7.269      298.73         719          89.5
1.501 - 1.750                      $33,015,552     332       4.54        $99,444       7.430      297.43         703          88.5
1.751 - 2.000                      $51,663,495     550       7.10        $93,934       7.630      297.91         710          88.7
2.001 - 2.250                      $34,511,430     373       4.74        $92,524       7.760      297.29         714          88.3
2.251 - 2.500                      $48,028,688     525       6.60        $91,483       8.149      297.52         718          92.7
2.501 - 2.750                      $45,762,295     523       6.29        $87,500       8.528      297.91         702          90.6
2.751 - 3.000                      $37,165,039     403       5.11        $92,221       8.633      298.10         708          90.9
3.001 - 3.250                      $21,868,693     188       3.00       $116,323       8.949      297.99         706          92.2
3.251 - 3.500                      $44,679,012     510       6.14        $87,606       9.034      297.59         697          94.5
3.501 - 3.750                      $11,502,152     110       1.58       $104,565       9.616      297.23         696          89.9
3.751 - 4.000                      $19,015,816     224       2.61        $84,892       9.657      297.30         691          92.2
4.001 - 4.250                      $15,339,949     138       2.11       $111,159      10.137      297.69         700          93.6
4.251 - 4.500                      $17,653,038     188       2.43        $93,899      10.218      296.75         694          95.5
4.501 - 4.750                       $8,387,650      88       1.15        $95,314       9.943      298.20         687          94.4
4.751 - 5.000                       $5,102,584      46       0.70       $110,926      10.754      297.82         695          91.9
5.001 - 5.250                       $9,318,284     100       1.28        $93,183      11.110      297.87         671          94.4
5.251 - 5.500                       $4,174,031      27       0.57       $154,594      11.597      297.47         687          93.4
5.501 - 5.750                       $7,057,899      72       0.97        $98,026      11.604      297.75         666          93.4
5.751 - 6.000                       $2,489,845      17       0.34       $146,461      11.440      298.68         659          91.1
6.001 - 6.250                       $7,134,345     102       0.98        $69,945      12.318      296.62         625          85.2
6.251 - 6.500                       $2,335,984      30       0.32        $77,866      12.613      297.05         604          83.4
6.751 - 7.000                         $659,728       4       0.09       $164,932      13.250      298.68         645          96.8
7.001 - 7.250                         $203,600       2       0.03       $101,800      13.430      294.32         671          97.2
7.251 - 7.500                         $162,386       1       0.02       $162,386      13.750      296.00         654          95.0
8.001 - 8.250                         $133,750       1       0.02       $133,750      14.250      300.00         685          95.0
----------------------------------------------------------------------------------------------------------------------------------
2.086                             $727,808,004   6,953     100.00       $104,675       7.832      298.43         709          87.2
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                   Page A-6

                                                   Computational Materials for
[LOGO OMITTED] Countrywide(R)
-----------------------------          CWHEQ Revolving Home Equity Loan Trust,
SECURITIES CORPORATION
A Countrywide Capital Markets Company                            Series 2005-E

                                                                       Group 2
------------------------------------------------------------------------------



                                                           $727,808,004

----------------------------------------------------------------------------------------------------------------------------------
                                                         Utilization Range
----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT     # OF       % OF       AVERAGE        GROSS       REMG.                  COMBINED
DESCRIPTION                           BALANCE     LOAN      TOTAL       BALANCE         WAC        TERM         FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
0.01 - 10.00                       $1,018,398      138       0.14        $7,380        6.821      295.31         734          77.5
10.01 - 20.00                      $3,919,573      142       0.54       $27,603        7.198      297.15         728          77.3
20.01 - 30.00                      $5,016,615      122       0.69       $41,120        6.466      297.91         724          75.7
30.01 - 40.00                      $8,525,807      125       1.17       $68,206        6.973      297.50         721          83.6
40.01 - 50.00                     $10,202,399      145       1.40       $70,361        6.967      299.60         722          80.8
50.01 - 60.00                      $9,042,682      114       1.24       $79,322        6.849      298.48         718          78.2
60.01 - 70.00                     $11,511,519      128       1.58       $89,934        6.914      297.54         710          79.8
70.01 - 80.00                     $16,015,617      133       2.20      $120,418        7.267      297.23         719          81.7
80.01 - 90.00                     $17,289,697      131       2.38      $131,982        6.881      296.70         716          78.7
90.01 - 100.00                   $644,426,382    5,765      88.54      $111,783        7.943      298.55         708          88.1
> 100.00                             $839,316       10       0.12       $83,932        7.652      284.09         705          87.8
----------------------------------------------------------------------------------------------------------------------------------
                                 $727,808,004    6,953     100.00      $104,675        7.832      298.43         709          87.2
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                         Lifetime Rate Cap
----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT     # OF       % OF       AVERAGE        GROSS       REMG.                  COMBINED
DESCRIPTION                           BALANCE     LOAN      TOTAL       BALANCE         WAC        TERM         FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
16.000                            $25,802,461      232       3.55      $111,218        7.448      299.93         704          84.9
17.000                            $58,308,482      554       8.01      $105,250        7.907      298.61         714          86.5
18.000                           $636,805,765    6,055      87.50      $105,170        7.791      298.38         710          87.4
21.000                             $6,891,295      112       0.95       $61,529       12.360      296.30         603          80.5
----------------------------------------------------------------------------------------------------------------------------------
17.877                           $727,808,004    6,953     100.00      $104,675        7.832      298.43         709          87.2
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                         Draw Limit Range
----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT     # OF       % OF       AVERAGE        GROSS       REMG.                  COMBINED
DESCRIPTION                           BALANCE     LOAN      TOTAL       BALANCE         WAC        TERM         FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
$0.01 - $10,000.00                    $62,379        8       0.01        $7,797        6.758      297.11         744          78.8
$10,000.01 - $20,000.00              $643,115       41       0.09       $15,686        8.542      297.76         691          82.7
$20,000.01 - $30,000.00            $2,643,204      109       0.36       $24,250        8.027      299.48         688          82.0
$30,000.01 - $40,000.00            $9,730,756      279       1.34       $34,877        8.677      297.90         699          86.9
$40,000.01 - $50,000.00           $32,176,491      774       4.42       $41,572        8.317      297.84         704          87.4
$50,000.01 - $60,000.00           $32,584,642      617       4.48       $52,811        8.174      298.32         707          89.2
$60,000.01 - $70,000.00           $34,089,865      554       4.68       $61,534        8.066      298.48         703          89.5
$70,000.01 - $80,000.00           $53,492,743      748       7.35       $71,514        8.105      298.19         708          92.6
$80,000.01 - $90,000.00           $41,666,390      524       5.72       $79,516        8.105      298.16         711          94.3
$90,000.01 - $100,000.00          $54,087,062      644       7.43       $83,986        7.988      298.33         703          88.5
$100,000.01 - $125,000.00         $75,710,663      710      10.40      $106,635        8.159      298.58         712          93.3
$125,000.01 - $150,000.00         $83,564,409      666      11.48      $125,472        8.092      297.78         705          88.5
$150,000.01 - $175,000.00         $34,106,873      244       4.69      $139,782        7.711      301.07         711          89.7
$175,000.01 - $200,000.00         $57,648,800      365       7.92      $157,942        7.710      298.04         710          84.7
$200,000.01 - $225,000.00         $17,441,025       94       2.40      $185,543        7.470      299.35         710          87.0
$225,000.01 - $250,000.00         $21,462,123      112       2.95      $191,626        7.216      300.75         715          82.0
$250,000.01 - $275,000.00         $10,831,644       48       1.49      $225,659        7.493      298.01         716          86.2
$275,000.01 - $300,000.00         $19,336,785       82       2.66      $235,814        7.741      297.25         712          81.9
$300,000.01 - $325,000.00          $9,143,861       33       1.26      $277,087        7.449      298.36         720          84.8
$325,000.01 - $350,000.00         $10,254,685       34       1.41      $301,608        7.906      298.66         714          85.2



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                   Page A-7

                                                   Computational Materials for
[LOGO OMITTED] Countrywide(R)
-----------------------------          CWHEQ Revolving Home Equity Loan Trust,
SECURITIES CORPORATION
A Countrywide Capital Markets Company                            Series 2005-E

                                                                       Group 2
------------------------------------------------------------------------------



                                                           $727,808,004

----------------------------------------------------------------------------------------------------------------------------------
                                                         Draw Limit Range
----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT     # OF      % OF        AVERAGE        GROSS       REMG.                  COMBINED
DESCRIPTION                           BALANCE     LOAN     TOTAL        BALANCE         WAC        TERM         FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
$350,000.01 - $375,000.00          $6,953,590       22      0.96       $316,072        7.344      298.20         694          84.9
$375,000.01 - $400,000.00         $10,296,670       35      1.41       $294,191        7.315      297.60         723          80.0
$400,000.01 - $425,000.00          $7,314,124       21      1.00       $348,292        7.167      298.46         714          85.8
$425,000.01 - $450,000.00          $3,774,018       12      0.52       $314,502        7.211      298.48         706          80.7
$450,000.01 - $475,000.00          $4,745,408       11      0.65       $431,401        7.183      299.03         701          81.5
$475,000.01 - $500,000.00         $15,029,766       42      2.07       $357,852        7.082      297.96         718          74.1
$500,000.01 - $525,000.00          $2,297,462        7      0.32       $328,209        6.721      298.55         705          85.9
$525,000.01 - $550,000.00          $7,384,101       14      1.01       $527,436        8.118      298.96         700          84.2
$550,000.01 - $575,000.00            $573,750        1      0.08       $573,750        6.250      299.00         698          90.0
$575,000.01 - $600,000.00          $6,057,098       12      0.83       $504,758        7.507      298.24         709          84.7
$600,000.01 - $625,000.00          $2,600,064        6      0.36       $433,344        8.082      296.67         725          92.9
$625,000.01 - $650,000.00          $3,814,039        7      0.52       $544,863        6.521      299.11         705          76.9
$650,000.01 - $675,000.00          $3,336,397        6      0.46       $556,066        6.944      299.47         704          83.4
$675,000.01 - $700,000.00          $4,320,726        7      0.59       $617,247        6.507      298.83         703          80.7
$700,000.01 - $725,000.00          $2,865,100        4      0.39       $716,275        7.630      298.24         704          81.1
$725,000.01 - $750,000.00          $3,285,820        5      0.45       $657,164        8.704      296.65         732          81.2
$750,000.01 - $775,000.00          $1,428,298        2      0.20       $714,149        8.026      294.59         751          90.0
$775,000.01 - $800,000.00          $1,444,520        2      0.20       $722,260        5.795      300.00         752          83.8
$800,000.01 - $825,000.00          $2,023,500        4      0.28       $505,875        6.048      299.14         752          83.2
$825,000.01 - $850,000.00            $828,000        1      0.11       $828,000       11.625      299.00         660          85.0
$850,000.01 - $875,000.00            $650,748        3      0.09       $216,916        5.924      299.00         739          78.8
$875,000.01 - $900,000.00          $1,108,832        2      0.15       $554,416        6.750      299.00         728          87.5
$900,000.01 - $925,000.00            $912,500        1      0.13       $912,500        8.375      297.00         632          80.0
$925,000.01 - $950,000.00          $2,257,593        3      0.31       $752,531        7.277      292.35         721          72.1
$950,000.01 - $975,000.00          $1,430,473        2      0.20       $715,237        7.352      298.32         691          96.1
$975,000.01 - $1,000,000.00       $14,633,781       20      2.01       $731,689        6.648      298.88         724          67.8
> $1,000,000.00                   $15,764,112       15      2.17     $1,050,941        6.729      299.31         721          72.1
----------------------------------------------------------------------------------------------------------------------------------
                                 $727,808,004    6,953    100.00       $104,675        7.832      298.43         709          87.2
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                             Lien Type
----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT     # OF      % OF        AVERAGE        GROSS       REMG.                  COMBINED
DESCRIPTION                           BALANCE     LOAN     TOTAL        BALANCE         WAC        TERM         FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
Second                           $727,808,004    6,953    100.00       $104,675        7.832      298.43         709          87.2
----------------------------------------------------------------------------------------------------------------------------------
                                 $727,808,004    6,953    100.00       $104,675        7.832      298.43         709          87.2
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                        Delinquency Status
----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT     # OF      % OF        AVERAGE        GROSS       REMG.                  COMBINED
DESCRIPTION                           BALANCE     LOAN     TOTAL        BALANCE         WAC        TERM         FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
Current                          $727,808,004    6,953    100.00       $104,675        7.832      298.43         709          87.2
----------------------------------------------------------------------------------------------------------------------------------
                                 $727,808,004    6,953    100.00       $104,675        7.832      298.43         709          87.2
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                   Page A-8

                                                   Computational Materials for
[LOGO OMITTED] Countrywide(R)
-----------------------------          CWHEQ Revolving Home Equity Loan Trust,
SECURITIES CORPORATION
A Countrywide Capital Markets Company                            Series 2005-E

                                                                       Group 2
------------------------------------------------------------------------------



                                                           $727,808,004

----------------------------------------------------------------------------------------------------------------------------------
                                                         Origination Year
----------------------------------------------------------------------------------------------------------------------------------
                                       CURRENT    # OF       % OF        AVERAGE      GROSS        REMG.                  COMBINED
DESCRIPTION                            BALANCE    LOAN      TOTAL        BALANCE       WAC         TERM         FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
1997                                   $20,000       1       0.00        $20,000      8.625       206.00         717          90.0
1999                                  $897,262      12       0.12        $74,772      7.297       231.33         738          84.7
2000                                  $357,287       3       0.05       $119,096      6.440       234.13         750          69.6
2001                                   $60,065       1       0.01        $60,065      6.375       257.00         781          98.2
2002                                  $225,207       3       0.03        $75,069      6.618       265.92         735          81.8
2003                                $1,347,501      28       0.19        $48,125      7.068       275.23         712          79.6
2004                               $14,126,517     186       1.94        $75,949      8.476       290.80         712          85.4
2005                              $710,774,164   6,719      97.66       $105,786      7.822       298.76         709          87.2
----------------------------------------------------------------------------------------------------------------------------------
                                  $727,808,004   6,953     100.00       $104,675      7.832       298.43         709          87.2
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                   Page A-9